REGISTRATION NO. 333-52539

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 8, 1998
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          GLOBAL HEALTH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


  CALIFORNIA                      2833                       95-3267801
(State or other              (Primary Standard             (I.R.S. Employer
jurisdiction of          Industrial Classification       Identification Number)
incorporation or               Code Number)
organization)


                            987 N. Enterprise Street
                            Orange, California 92867
                                 (714) 633-2320
                        (Address, including zip code, and
                    telephone number, including area code, of
                    registrant's principal executive offices)

                                 DONALD J. LEWIS
                          GLOBAL HEALTH SCIENCES, INC.
                              987 N. ENTERPRISE ST.
                            ORANGE, CALIFORNIA 92867
                                 (714) 633-2320
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)


                    SEE TABLE OF ADDITIONAL REGISTRANTS BELOW

                                 With a copy to:
                            MICHAEL E. LUBOWITZ, ESQ.
                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119
                                 (212) 310-8000

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

         If this form is filed to register additional securities for offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering: [ ]




NYFS07...:\55\39955\0001\2011\AMD8248R.250


                             ADDITIONAL REGISTRANTS

                                 STATE OR OTHER       PRIMARY                                     ADDRESS, INCLUDING
                                 JURISDICTION OF      STANDARD                                       ZIP CODE AND
                                  INCORPORATION      INDUSTRIAL      I.R.S. EMPLOYER               TELEPHONE NUMBER,
    EXACT NAME OF REGISTRANT           OR          CLASSIFICATION    IDENTIFICATION             INCLUDING AREA CODE OF
  AS SPECIFIED IN ITS CHARTER     ORGANIZATION       CODE NUMBER           NO.         REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE
  ---------------------------     ------------      ------------   ------------------  ---------------------------------------

    Global Health Sub, Inc.        California           2833           33-0801650              987 N. Enterprise Street
                                                                                               Orange, California 92867
                                                                                                    (714) 633-2320

    Raven Industries, Inc.         California           2833           33-0042849              987 N. Enterprise Street
                                                                                               Orange, California 92867
                                                                                                    (714) 633-2320

    West Coast Sales               California           2833           33-0554820              987 N. Enterprise Street
                                                                                               Orange, California 92867
                                                                                                    (714) 633-2320

    Dynamic Products Inc.          California           2833           33-0235847              987 N. Enterprise Street
                                                                                               Orange, California 92867
                                                                                                    (714) 633-2320

    D&F Industries, Inc.           California           2833           33-0801652              987 N. Enterprise Street
                                                                                               Orange, California 92867
                                                                                                    (714) 633-2320


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Orange, State of California, on the 8th day of September 1998.


                          GLOBAL HEALTH SCIENCES, INC.


                          By: /s/ Paul M. Buxbaum
                              -------------------------------------------
                              Name:  Paul M. Buxbaum
                              Title: Chief Executive Officer






         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      SIGNATURE                    TITLE                             DATE
      ---------                    -----                             ----


/s/ Donald J. Lewis       Chief Financial Officer,           September 8, 1998
------------------------  Senior Vice President and
Donald J. Lewis           Director (Principal
                          Financial Officer and
                          Principal Accounting Officer)


/s/ Richard D. Marconi    President, Chairman of the         September 8, 1998
------------------------  Board and Director
Richard D. Marconi


                          Director                           September __, 1998
------------------------
Dennis DeConcini


                          Director                           September __, 1998
------------------------
Bradley Gates



/s/ Paul M. Buxbaum       Chief Executive Officer and        September 8, 1998
------------------------  Director (Principal Executive
Paul M. Buxbaum           Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Orange, State of California, on the 8th day of September 1998.


                          GLOBAL HEALTH SUB, INC.


                          By:    /s/ Paul M. Buxbaum
                                 -------------------------------------------
                                 Name:  Paul M. Buxbaum
                                 Title: Chief Executive Officer




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       SIGNATURE                   TITLE                              DATE
       ---------                   -----                              ----

/s/ Donald J. Lewis       Chief Financial Officer,            September 8, 1998
------------------------  Secretary and Director
Donald J. Lewis           (Principal Financial Officer
                          and Principal Accounting Officer)



/s/ Richard D. Marconi    Chairman of the Board               September 8, 1998
------------------------  and Director
Richard D. Marconi



/s/ Paul M. Buxbaum       Chief Executive Officer             September 8, 1998
------------------------  and Director (Principal
Paul M. Buxbaum           Executive Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Orange, State of California, on the 8th day of September 1998.


                            RAVEN INDUSTRIES, INC.


                            By:   /s/ Paul M. Buxbaum
                                  -------------------------------------------
                                  Name:  Paul M. Buxbaum
                                  Title: Chief Executive Officer




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       SIGNATURE                  TITLE                                DATE
       ---------                  -----                                ----


/s/ Donald J. Lewis        Chief Financial Officer,           September 8, 1998
------------------------   Secretary and Director
Donald J. Lewis            (Principal Financial Officer
                           and Principal Accounting Officer)



/s/ Richard D. Marconi     President and Director             September 8, 1998
------------------------
Richard D. Marconi



/s/ Paul M. Buxbaum        Chief Executive Officer            September 8, 1998
------------------------   and Director (Principal
Paul M. Buxbaum            Executive Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Orange, State of California, on the 8th day of September 1998.


                              DYNAMIC PRODUCTS INC.


                              By: /s/ Paul M. Buxbaum
                                  -------------------------------------------
                                  Name:  Paul M. Buxbaum
                                  Title: Chief Executive Officer




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       SIGNATURE                   TITLE                               DATE
       ---------                   -----                               ----


/s/ Donald J. Lewis        Chief Financial Officer,           September 8, 1998
------------------------   Secretary and Director
Donald J. Lewis            (Principal Financial Officer
                           and Principal Accounting Officer)



/s/ Richard D. Marconi     Director                           September 8, 1998
------------------------
Richard D. Marconi



/s/ Paul M. Buxbaum        Chief Executive Officer            September 8, 1998
------------------------   and Director (Principal
Paul M. Buxbaum            Executive Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Orange, State of California, on the 8th day of September 1998.


                             WEST COAST SALES


                             By: /s/ Paul M. Buxbaum
                                 -------------------------------------------
                                 Name:  Paul M. Buxbaum
                                 Title: Chief Executive Officer




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                   TITLE                               DATE
       ---------                   -----                               ----


/s/ Donald J. Lewis        Chief Financial Officer,           September 8, 1998
------------------------   Secretary and Director
Donald J. Lewis            (Principal Financial
                           Officer and Principal
                           Accounting Officer)



/s/ Richard D. Marconi     Director                           September 8, 1998
------------------------
Richard D. Marconi



/s/ Paul M. Buxbaum        Chief Executive Officer            September 8, 1998
------------------------   and Director (Principal
Paul M. Buxbaum            Executive Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Orange, State of California, on the 8th day of September 1998.


                              D&F INDUSTRIES, INC.


                              By: /s/ Paul M. Buxbaum
                                  -------------------------------------------
                                  Name:  Paul M. Buxbaum
                                  Title: Chief Executive Officer




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                     TITLE                             DATE
       ---------                     -----                             ----


/s/ Donald J. Lewis        Chief Financial Officer            September 8, 1998
------------------------   and Director (Principal
Donald J. Lewis            Financial Officer and
                           Principal Accounting Officer)



/s/ Richard D. Marconi     President and Director             September 8, 1998
------------------------
Richard D. Marconi




/s/ Paul M. Buxbaum        Chief Executive Officer and        September 8, 1998
------------------------   Director (Principal Executive
Paul M. Buxbaum            Officer)

                                 EXHIBIT INDEX


Exhibit
Number                      Description
------                      -----------


**2.1 Agreement and Plan of Reorganization dated as of April 23, 1998 by and among Global Health Sciences, Inc., Global Health Sub, Inc., Raven Sub, Inc., Raven Industries, Dynamic Sub, Inc., Dynamic Products Inc., New West Coast Sales, Inc., West Coast Sales and Global Merger Sub, Inc.

**3.1(i)                    Articles of Incorporation of Global Health Sciences,
                            Inc.

**3.1(ii)                   Articles of Incorporation of Global Health Sub, Inc.

**3.1(iii)                  Articles of Incorporation of Raven Industries, Inc.

**3.1(iv)                   Articles of Incorporation of Dynamic Products Inc.

**3.1(v)                    Articles of Incorporation of West Coast Sales

**3.1(vi)                   Articles of Incorporation of D&F Industries, Inc.

**3.2(i)                    By-Laws of Global Health Sciences, Inc.

**3.2(ii)                   By-Laws of Global Health Sub, Inc.

**3.2(iii)                  By-Laws of Raven Industries, Inc.

**3.2(iv)                   By-Laws of Dynamic Products Inc.

**3.2(v)                    By-Laws of West Coast Sales

**3.2(vi)                   By-Laws of D&F Industries, Inc.

**4.1 Indenture, dated as of April 23, 1998, by and among the Registrants and Chase Manhattan Bank and Trust Company, National Association, as trustee

**4.2                       Form of Notes (included in Exhibit 4.1)

**4.3 Registration Rights Agreement dated as of April 23, 1998 by and among the Registrants, Citicorp Securities, Inc., Citibank Canada Securities Limited and Citibank International plc

**4.4 Guarantees of Global Health Sub, Inc., Raven Industries, Inc., Dynamic Products Inc., West Coast Sales and D&F Industries, Inc. under Indenture (included in Exhibit 4.1)

**4.5 Credit Agreement dated as of April 23, 1998 among Global Health Sub, Inc., Global Health Sciences, Inc., the Lenders party thereto, Citicorp USA, Inc., Citibank, N.A., and Bank of America NT&SA

**4.6 Guaranty, Indemnity and Subordination Agreement dated as of April 23, 1998 among Global Health Sciences, Inc., D&F Industries, Inc., Raven Industries, Inc., Dynamic Products Inc. and West Coast Sales

**4.7 Pledge and Security Agreement dated as of April 23, 1998 by and among Global Health Sub, Inc., Global Health Sciences, Inc., D&F Industries, Inc., Raven Industries, Inc., Dynamic Products Inc., West Coast Sales and Citicorp USA, Inc.

**5                         Opinion of Weil, Gotshal & Manges LLP re: legality

**8 Opinion of Weil, Gotshal & Manges LLP re: tax matters

10.1 Supply Agreement dated as of September 2, 1997 by and between Raven Industries, Inc. and Herbalife International of America, Inc. ("Herbalife") (incorporated by reference to Exhibit 10.23 to Herbalife's Form 10-K for the year ended December 31, 1997)

10.2 Supply Agreement dated as of September 2, 1997 by and between Dynamic Products Inc. and Herbalife (incorporated by reference to Exhibit 10.22 to Herbalife's Form 10-K for the year ended December 31, 1997)

10.3 Supply Agreement dated as of September 2, 1997 by and between Global Health and Herbalife (incorporated by reference to Exhibit 10.21 to Herbalife's Form 10-K for the year ended December 31, 1997)

**10.4 Employment Agreement dated as of April 23, 1998 by and between Global Health Sciences, Inc. and Richard
                            D. Marconi

**10.5 Employment Agreement dated as of April 23, 1998 by and between Global Health Sciences, Inc. and Paul M. Buxbaum

 **10.6 Employment Agreement dated as of April 23, 1998 by and between Global Health Sciences, Inc. and Donald
                            J. Lewis

**10.7 Consulting Agreement dated as of April 23, 1998 by and between Global Health Sciences, Inc. and BGA Consulting

**10.8 Employment Agreement dated as of June 1, 1998 by and between Global Health Sciences, Inc. and Howard Simon

*12                         Computation of Ratio of Earnings to Fixed Charges

**21                        Subsidiaries of the Registrants

**23.1                      Consent of Deloitte & Touche LLP

**23.2                      Consent of Weil, Gotshal & Manges (included in
                            Exhibits 5 and 8)

**24                        Power of Attorney

**25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended of Chase Manhattan Bank and Trust Company, National Association as trustee under the Indenture

27 Financial Data Schedule for the quarter ended March 31, 1998, which is submitted electronically to the Commission for information only (previously submitted)

**99.1                      Form of Letter of Transmittal

**99.2                      Form of Notice of Guaranteed Delivery

**99.3 Form of Exchange Agent Agreement between Chase Manhattan Bank and Trust Company, National Association and Global Health Sciences, Inc.



-----------------------
*        Filed herewith.
**       Previously filed.